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                                                                  Exhibit 23.01


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the Regency Health Services, Inc. December 31, 1996 financial statements included in this Form 8-K, into Sun Healthcare Group, Inc.'s previously filed Registration Statement File Nos. 33-80540, 33-93692, 333-3058 and 333-38583.

                                       /s/ Arthur Andersen LLP

                                       ARTHUR ANDERSEN LLP

Orange County, California
December 19, 1997